Standard & Poor's J.J. Kenny    Frank A. Ciccotto, Jr.
65 Broadway                     Senior Vice President and
New York, NY  10006-2551        General Manager
Tel  212 770 4417 Office        Evaluation Department
     212 770 4422 Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com      Standard & Poor's
                                         A Division of The McGraw-Hill Companies






April 30, 1999


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005



                  Re:   Insured Municipal Securities Trust,
                        Series 23 and New York Navigator Insured Series 2
                        -------------------------------------------------
Gentlemen:

         We have examined the post-effective Amendment to the Registration Statement File No. 33-31426 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                   Sincerely,



                                                   /s/ Frank A. Ciccotto
                                                   ----------------------------
                                                   Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny    Frank A. Ciccotto, Jr.
65 Broadway                     Senior Vice President and
New York, NY  10006-2551        General Manager
Tel  212 770 4417 Office        Evaluation Department
     212 770 4422 Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com      Standard & Poor's
                                         A Division of The McGraw-Hill Companies






April 30, 1999


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005


             Re:       Insured Municipal Securities Trust,
                       New York Navigator Insured Series 3
                       -------------------------------------------
Gentlemen:

         We have examined the post-effective Amendment to the Registration Statement File No. 33-34944 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                                  Sincerely,




                                                  /s/ Framl A. Ciccotto
                                                  --------------------------
                                                  Frank A. Ciccotto


FAC/trh

Standard & Poor's J.J. Kenny    Frank A. Ciccotto, Jr.
65 Broadway                     Senior Vice President and
New York, NY  10006-2551        General Manager
Tel  212 770 4417 Office        Evaluation Department
     212 770 4422 Desk
Fax  212 797 8681
frank_ciccotto@mcgraw-hill.com      Standard & Poor's
                                         A Division of The McGraw-Hill Companies







April 30, 1999


Reich & Tang Distributors, Inc.
600 Fifth Avenue
New York, NY 10020


Gruntal & Co., L.L.C.
14 Wall Street
New York, NY 10005


                  Re:   Insured Municipal Securities Trust,
                        New York Navigator Insured Series 6 and New Jersey Navigator Insured Series 3
                        --------------------------------------------------
Gentlemen:

         We have examined the post-effective Amendment to the Registration Statement File No. 33-37849 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. as evaluator.

         In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration Statement for the respective bonds comprising the trust portfolio are the ratings indicated in our KENNYBASE database.

         You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.

                                              Sincerely,




                                              /s/ Frank A. Ciccotto
                                              --------------------------
                                              Frank A. Ciccotto


FAC/trh